77B Accountants Report on Internal Control


[PricewaterhouseCoopers logo]
PricewaterhouseCoopers LLP
160 Federal Street
Boston, MA 02110-9862
                       Report of Independent Accountants

To the Board of Trustees and Shareholders of Liberty Funds Trust IV

In planning and performing our audits of the financial statements of Liberty Tax Exempt Fund, Liberty Tax Exempt Insured Fund and Liberty Utilities Fund (the "Funds") (each a series of Liberty Funds Trust IV) for the year ended November 30, 2002, we considered their internal control, including control activities for safeguarding securities, in order to determine our auditing procedures for the purpose of expressing our opinion on the financial statements and to comply with the requirements of Form N-SAR, and not to provide assurance on internal control.

The management of the Funds is responsible for establishing and maintaining internal control. In fulfilling this responsibility, estimates and judgments by management are required to assess the expected benefits and related costs of controls. Generally, controls that are relevant to an audit pertain to the entity's objective of preparing financial statements for external purposes that are fairly presented in conformity with generally accepted accounting principles. Those controls include the safeguarding of assets against unauthorized acquisition, use or disposition.

Because of inherent limitations in internal control, errors or fraud may occur and not be detected. Also, projection of any evaluation of internal control to future periods is subject to the risk that it may become inadequate because of changes in conditions or that the effectiveness of the design and operation may deteriorate.

Our consideration of internal control would not necessarily disclose all matters in internal control that might be material weaknesses under standards established by the American Institute of Certified Public Accountants. A material weakness is a condition in which the design or operation of one or more of the internal control components does not reduce to a relatively low level the risk that misstatements caused by error or fraud in amounts that would be material in relation to the financial statements being audited may occur and not be detected within a timely period by employees in the normal course of performing their assigned functions. However, we noted no matters involving internal control and its operation, including controls for safeguarding securities, that we consider to be material weaknesses as defined above as of November 30, 2002.

This report is intended solely for the information and use of the Board of Trustees, management and the Securities and Exchange Commission and is not intended to be and should not be used by anyone other than these specified parties.



PricewaterhouseCoopers LLP
January 17, 2003

77C Matters submitted to a vote of security holders

Liberty High Yield Municipal Fund

On June 28, 2002, a Special Meeting of Shareholders of Liberty High Yield Municipal Fund was held to approve an Agreement and Plan of Reorganization for Stein Roe High Yield Municipals Fund to acquire substantially all of the assets of Liberty High Yield Municipal Fund. The votes cast at the Meeting were as follows:

   For:                6,237,643.853  shares of beneficial interest being a
                                      majority of the shares represented
                                      at the Meeting
   Against:              128,015.070  shares of beneficial interest
   Abstain:              347,928.543  shares of beneficial interest


77M Mergers

Liberty Utilities Fund

On June 28, 2002, the shareholders of Galaxy II Utility Index Fund (Fund) approved an Agreement and Plan of Reorganization providing for the sale of substantially all of the assets of the Fund to, and the assumption of all of the liabilities of the Fund by, Liberty Utilities Fund, in exchange for shares of the Fund and the distribution of such shares to the shareholders of the Fund in complete liquidation of the Fund. The Board of Trustees for the Fund approved the merger on June 19, 2002.

Effective November 18, 2002, Galaxy II Utility Index Fund merged into Liberty Utilities Fund.

(Agreement and Plan of Reorganization as Appendix A within the Fund's proxy statement dated August 23, 2002 herein incorporated by reference to Accession number 0000950135-02-003912)

770 Transactions effected pursuant to Rule 10f-3

Liberty Tax-Exempt Fund

On June 13, 2002, Liberty Tax-Exempt Fund (Fund) purchased $400,000 par value of bonds of Puerto Rico Electric Power Authority (Securities) for a total purchase price of $443,408 from Merrill, Lynch, Pierce, Fenner Inc. pursuant to a public offering in which Quick & Reilly, Inc. acted as a participating underwriter. Quick & Reilly, Inc. may be considered to be an affiliate of the Fund.

       The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Colonial Management Associates (Advisor), believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Quick & Reilly, Inc., the following is a list of members of the underwriting syndicate for the afore mentioned Securities: Goldman, Sachs & Co.; Salomon Smith Barney Inc.; Bear, Stearns & Co., Inc.; Banc of America Securities, LLC Merrill Lynch & Co.; UBS PaineWebber, Inc.; Morgan Stanley & Co.; Lehman Brothers; ABN Amro Financial Services, Inc.; Wachovia Bank, National Association.

Liberty Tax-Exempt Fund

770 Transactions effected pursuant to Rule 10f-3

On June 13, 2002, Liberty Tax-Exempt Fund (Fund) purchased $600,000 par value of bonds of Puerto Rico Electric Power Authority (Securities) for a total purchase price of $665,112 from Lehman Brothers pursuant to a public offering in which Quick & Reilly, Inc. acted as a participating underwriter. Quick & Reilly, Inc. may be considered to be an affiliate of the Fund.

       The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Colonial Management Associates (Advisor), believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Quick & Reilly, Inc., the following is a list of members of the underwriting syndicate for the aforementioned Securities: Goldman, Sachs & Co.; Salomon Smith Barney Inc.; Bear, Stearns & Co., Inc.; Banc of America Securities, LLC Merrill Lynch & Co.; UBS PaineWebber, Inc.; Morgan Stanley & Co.; Lehman Brothers; ABN Amro Financial Services, Inc.; Wachovia Bank,
National Association.

Liberty Tax-Exempt Fund

770 Transactions effected pursuant to Rule 10f-3

On June 13, 2002, Liberty Tax-Exempt Fund (Fund) purchased 1,200,000 par value of bonds of Puerto Rico Electric Power Authority (Securities) for a total purchase price of $1,330.224 from Bear, Stearns & Co., Inc. pursuant to a public offering in which Quick & Reilly, Inc. acted as a participating underwriter. Quick & Reilly, Inc. may be considered to be an affiliate of the Fund.

       The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Colonial Management Associates (Advisor), believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Quick & Reilly, Inc., the following is a list of members of the underwriting syndicate for the aforementioned Securities: Goldman, Sachs & Co.; Salomon Smith Barney Inc.; Bear, Stearns & Co., Inc.; Banc of America Securities, LLC; Merrill Lynch & Co.; UBS PaineWebber, Inc.; Morgan Stanley & Co.; Lehman Brothers; ABN Amro Financial Services, Inc.; Wachovia Bank,
National Association.

Liberty Tax-Exempt Fund

770 Transactions effected pursuant to Rule 10f-3

On June 13, 2002, Liberty Tax-Exempt Fund (Fund) purchased $1,200,000 par value of bonds of Puerto Rico Electric Power Authority (Securities) for a total purchase price of $1,330.224 from Paine Webber, Inc. pursuant to a public offering in which Quick & Reilly, Inc. acted as a participating underwriter. Quick & Reilly, Inc. may be considered to be an affiliate of the Fund.

       The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Colonial Management Associates (Advisor), believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Quick & Reilly, Inc., the following is a list of members of the underwriting syndicate for the aforementioned Securities: Goldman, Sachs & Co.; Salomon Smith Barney Inc.; Bear, Stearns & Co., Inc.; Banc of America Securities, LLC; Merrill Lynch & Co.; UBS PaineWebber, Inc.; Morgan Stanley & Co.; Lehman Brothers; ABN Amro Financial Services, Inc.; Wachovia Bank,
National Association.

Liberty Tax-Exempt Fund

770 Transactions effected pursuant to Rule 10f-3

On June 13, 2002, Liberty Tax-Exempt Fund (Fund) purchased $600,000 par value of bonds of Puerto Rico Electric Power Authority (Securities) for a total purchase price of $665,112 from Bank America pursuant to a public offering in which Quick & Reilly, Inc. acted as a participating underwriter. Quick & Reilly, Inc. may be considered to be an affiliate of the Fund.

       The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Colonial Management Associates (Advisor), believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Quick & Reilly, Inc., the following is a list of members of the underwriting syndicate for the aforementioned Securities: Goldman, Sachs & Co.; Salomon Smith Barney Inc.; Bear, Stearns & Co., Inc.; Banc of America Securities, LLC; Merrill Lynch & Co.; UBS PaineWebber, Inc.; Morgan Stanley & Co.; Lehman Brothers; ABN Amro Financial Services, Inc.; Wachovia Bank,
National Association.

Liberty Tax-Exempt Fund

770 Transactions effected pursuant to Rule 10f-3

On June 13, 2002, Liberty Tax-Exempt Fund (Fund) purchased $6,000,000 par value of bonds of Puerto Rico Electric Power Authority (Securities) for a total purchase price of $6,651,120 from Goldman, Sachs & Co. pursuant to a public offering in which Quick & Reilly, Inc. acted as a participating underwriter. Quick & Reilly, Inc. may be considered to be an affiliate of the Fund.

       The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Colonial Management Associates (Advisor), believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Quick & Reilly, Inc., the following is a list of members of the underwriting syndicate for the aforementioned Securities: Goldman, Sachs & Co.; Salomon Smith Barney Inc.; Bear, Stearns & Co., Inc.; Banc of America Securities, LLC; Merrill Lynch & Co.; UBS PaineWebber, Inc.; Morgan Stanley & Co.; Lehman Brothers; ABN Amro Financial Services, Inc.;
Wachovia Bank, National Association.

Liberty Tax-Exempt Fund

770 Transactions effected pursuant to Rule 10f-3

On October 24, 2002, Liberty Tax-Exempt Fund (Fund) purchased $1,875,000 par value of bonds of New York Triborough Bridge and Tunnel Authority (Securities) for a total purchase price of $2,024,944 from Chase Securities pursuant to a public offering in which Quick & Reilly, Inc. acted as a participating underwriter. Quick & Reilly, Inc. may be considered to be an affiliate of the Fund.

       The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Colonial Management Associates (Advisor), believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Quick & Reilly, Inc., the following is a list of members of the underwriting syndicate for the aforementioned Securities: J. P. Morgan Securities Inc.; Bear Stearns & Co., Inc.; Lehman Brothers; First Albany Corporation; Lehman Brothers; Merrill Lynch & Co.; Morgan Stanley & Co.; Salomon Smith Barney Inc.; UBS PaineWebber, Inc.; ABN Amro Financial Services, Inc.; Advest, Inc.; CIBC World Markets; Commerce Capital Markets, Inc.; Fahnestock & Co., Inc.; Jackson Securities, LLC; Ramirez & Co., Inc.; Raymond James & Associates, RBC Dain Rauscher Inc.; Roosevelt & Cross, Inc.; Siebert Brandford Shank & Co.; Wachovia Bank, National Association.

Liberty Tax-Exempt Insured Fund

770 Transactions effected pursuant to Rule 10f-3

On October 24, 2002, Liberty Tax-Exempt Insured Fund (Fund) purchased $375,000 par value of bonds of New York Triborough Bridge and Tunnel Authority (Securities) for a total purchase price of $404,989 from Chase Securities pursuant to a public offering in which Quick & Reilly, Inc. acted as a participating underwriter. Quick & Reilly, Inc. may be considered to be an affiliate of the Fund.

       The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Colonial Management Associates (Advisor), believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

     Along with Quick & Reilly, Inc., the following is a list of members of the underwriting syndicate for the aforementioned Securities: J. P. Morgan
Securities Inc.; Bear Stearns & Co., Inc.; Lehman Brothers; First Albany Corporation; Lehman Brothers; Merrill Lynch & Co.; Morgan Stanley & Co.; Salomon Smith Barney Inc.; UBS PaineWebber, Inc.; ABN Amro Financial Services, Inc.; Advest, Inc.; CIBC World Markets; Commerce Capital Markets, Inc.; Fahnestock & Co., Inc.; Jackson Securities, LLC; Ramirez & Co., Inc.; Raymond James & Associates, RBC Dain Rauscher Inc.; Roosevelt & Cross, Inc.; Siebert Brandford Shank & Co.; Wachovia Bank, National Association.

Liberty Tax-Exempt Insured Fund

770 Transactions effected pursuant to Rule 10f-3

On October 30, 2002, Liberty Tax-Exempt Insured Fund (Fund) purchased $375,000 par value of bonds of New York City Transitional Finance Authority (Securities) for a total purchase price of $395,430 from Roosevelt & Cross Inc. pursuant to a public offering in which Quick & Reilly, Inc. acted as a participating underwriter. Quick & Reilly, Inc. may be considered to be an affiliate of the Fund.

       The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Colonial Management Associates (Advisor), believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

     Along with Quick & Reilly, Inc., the following is a list of members of the underwriting syndicate for the afore mentioned Securities: Lehman Brothers; Advest/Lebenthal; First Albany Corporation; Prudential Securities; JP Morgan; Bear Stearns & Co., Inc.; Morgan Stanley & Co.; Salomon Smith Barney Inc.; UBS PaineWebber, Inc.; CIBC World Markets; Commerce Capital Markets, Inc.; Jackson Securities, LLC; Ramirez & Co., Inc.; Raymond James & Associates, RBC Dain Rauscher Inc.; Roosevelt & Cross, Inc.; Siebert Brandford Shank & Co. ; Loop Capital Markets, LLC; Legg Mason Wood Walker, Incorporated; A.G. Edwards & Sons, Inc.; Merrill Lynch & Co.; Goldman, Sachs & Co.

Liberty Tax-Exempt Insured Fund

770 Transactions effected pursuant to Rule 10f-3

On October 30, 2002, Liberty Tax-Exempt Insured Fund (Fund) purchased $375,000 par value of bonds of New York City Transitional Finance Authority (Securities) for a total purchase price of $395,430 from Merrill Lynch, Pierce, Fenner pursuant to a public offering in which Quick & Reilly, Inc. acted as a participating underwriter. Quick & Reilly, Inc. may be considered to be an affiliate of the Fund.

       The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Colonial Management Associates (Advisor), believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

          Along with Quick & Reilly, Inc., the following is a list of members of the underwriting syndicate for the aforementioned Securities: Lehman Brothers; Advest/Lebenthal; First Albany Corporation; Prudential Securities; JP Morgan; Bear Stearns & Co., Inc.; Morgan Stanley & Co.; Salomon Smith Barney Inc.; UBS PaineWebber, Inc.; CIBC World Markets; Commerce Capital Markets, Inc.; Jackson Securities, LLC; Ramirez & Co., Inc.; Raymond James & Associates, RBC Dain Rauscher Inc.; Roosevelt & Cross, Inc.; Siebert Brandford Shank & Co. ; Loop Capital Markets, LLC; Legg Mason Wood Walker, Incorporated; A.G. Edwards & Sons, Inc.; Merrill Lynch & Co.; Goldman, Sachs & Co.

Liberty Tax-Exempt Insured Fund

770 Transactions effected pursuant to Rule 10f-3

     On October 30, 2002, Liberty Tax-Exempt Insured Fund (Fund) purchased $750,000 par value of bonds of New York City Transitional Finance
     Authority (Securities)for a total purchase price of $790,860 from JP Morgan Securities, Inc. pursuant to a public offering in which Quick & Reilly, Inc. acted as a participating underwriter. Quick & Reilly, Inc. may be considered to be an affiliate of the Fund.

       The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Colonial Management Associates (Advisor), believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

          Along with Quick & Reilly, Inc., the following is a list of members of the underwriting syndicate for the aforementioned Securities: Lehman Brothers; Advest/Lebenthal; First Albany Corporation; Prudential Securities; JP Morgan; Bear Stearns & Co., Inc.; Morgan Stanley & Co.; Salomon Smith Barney Inc.; UBS PaineWebber, Inc.; CIBC World Markets; Commerce Capital Markets, Inc.; Jackson Securities, LLC; Ramirez & Co., Inc.; Raymond James & Associates, RBC Dain Rauscher Inc.; Roosevelt & Cross, Inc.; Siebert Brandford Shank & Co. ; Loop Capital Markets, LLC; Legg Mason Wood Walker, Incorporated; A.G. Edwards & Sons, Inc.; Merrill Lynch & Co.; Goldman, Sachs & Co.

Liberty Tax-Exempt Fund

770 Transactions effected pursuant to Rule 10f-3

     On November 6, 2002, Liberty Tax-Exempt Fund (Fund) purchased $454,000 par value of bonds of New York State Environmental Facilities Corporation (Securities) for a total purchase price of $507,840 from First Albany Corp pursuant to a public offering in which Quick & Reilly, Inc. acted as a participating underwriter. Quick & Reilly, Inc. may be considered to be an affiliate of the Fund.

       The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Colonial Management Associates (Advisor), believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

          Along with Quick & Reilly, Inc., the following is a list of members of the underwriting syndicate for the aforementioned Securities: Salomon Smith Barney, Inc.; Goldman, Sachs & Co.; Bear, Stearns & Co., Inc.; First Albany Corporation; Lehman Brothers; JP Morgan Securities Inc.; Merrill Lynch &
     Co.; Morgan Stanley & Co.; UBS PaineWebber, Inc.; Raymond James & Associates, Roosevelt & Cross, Inc.; Siebert Brandford Shank & Co.

Liberty Tax-Exempt Fund

770 Transactions effected pursuant to Rule 10f-3

     On November 6, 2002, Liberty Tax-Exempt Fund (Fund) purchased $568,000 par value of bonds of New York State Environmental Facilities Corporation (Securities) for a total purchase price of $635,359 from Goldman, Sachs, & Co. pursuant to a public offering in which Quick & Reilly, Inc. acted as a participating underwriter. Quick & Reilly, Inc. may be considered to be an affiliate of the Fund.
       The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Colonial Management Associates (Advisor), believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

          Along with Quick & Reilly, Inc., the following is a list of members of the underwriting syndicate for the aforementioned Securities: Salomon Smith Barney, Inc.; Goldman, Sachs & Co.; Bear, Stearns & Co., Inc.; First Albany Corporation; Lehman Brothers; JP Morgan Securities Inc.; Merrill Lynch &
     Co.; Morgan Stanley & Co.; UBS PaineWebber, Inc.; Raymond James & Associates, Roosevelt & Cross, Inc.; Siebert Brandford Shank & Co.

Liberty Tax-Exempt Fund

770 Transactions effected pursuant to Rule 10f-3

          On November 6, 2002, Liberty Tax-Exempt Fund (Fund) purchased $2,273,000 par value of bonds of New York State Environmental Facilities Corporation (Securities) for a total purchase price of $2,542,555 from Salomon Smith Barney pursuant to a public offering in which Quick & Reilly, Inc. acted as a participating underwriter. Quick & Reilly, Inc. may be considered to be an affiliate of the Fund.

       The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Colonial Management Associates (Advisor), believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

          Along with Quick & Reilly, Inc., the following is a list of members of the underwriting syndicate for the aforementioned Securities: Salomon Smith Barney, Inc.; Goldman, Sachs & Co.; Bear, Stearns & Co., Inc.; First Albany Corporation; Lehman Brothers; JP Morgan Securities Inc.; Merrill Lynch &
     Co.; Morgan Stanley & Co.; UBS PaineWebber, Inc.; Raymond James & Associates, Roosevelt & Cross, Inc.; Siebert Brandford Shank & Co.

7Q3:

The Registrant's Chief Executive Officer and Chief Financial Officer, based on their evaluation of the Registrant's disclosure controls and procedures as of October 29, 2002, have concluded that such controls and procedures are adequately designed to ensure that information required to be disclosed by the Registrant in its reports that it files or submits under the Securities Exchange Act of 1934, as amended, is accumulated and communicated to the Registrant's management, including the Chief Executive Officer and Chief Financial Officer, or persons performing similar functions, as appropriate to allow timely decisions regarding required disclosure. There were no significant changes in the Registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of the most recent evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.


                                     CERTIFICATIONS

                                  Liberty Funds Trust IV


I, Keith T. Banks, certify that:


1. I have reviewed this report on Form N-SAR of Liberty Funds Trust IV;


2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;


3. Based on my knowledge, the financial information included in this report, and the financial statements on which the financial information is based, fairly present in all material respects the financial condition, results of operations, changes in net assets, and cash flows (if the financial statements are required to include a statement of cash flows) of the registrant as of, and for, the periods presented in this report;


4. The registrant's other certifying officers and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in rule 30a-2(c) under the Investment Company Act) for the registrant and have:


a) designed such disclosure controls and procedures to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;


b) evaluated the effectiveness of the registrant's disclosure controls and procedures as of a date within 90 days prior to the filing date of this report (the "Evaluation Date"); and


c) presented in this report our conclusions about the effectiveness of the disclosure controls and procedures based on our evaluation as of the Evaluation Date;


5. The registrant's other certifying officers and I have disclosed, based on our most recent evaluation, to the registrant's auditors and the audit committee of the registrant's board of directors (or persons performing the equivalent functions):


a) all significant deficiencies in the design or operation of internal controls which could adversely affect the registrant's ability to record, process, summarize, and report financial data and have identified for the registrant's auditors any material weaknesses in internal controls; and


b) any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant's internal controls; and


6. The registrant's other certifying officers and I have indicated in this report whether or not there were significant changes in internal controls or in other factors that could significantly affect internal controls subsequent to the date of our most recent evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.


Date: January 24, 2003                           /s/ Keith T. Bank


                                                     Keith T. Banks, President





I, J. Kevin Connaughton, certify that:


1. I have reviewed this report on Form N-SAR of Liberty Funds Trust IV;


2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;


3. Based on my knowledge, the financial information included in this report, and the financial statements on which the financial information is based, fairly present in all material respects the financial condition, results of operations, changes in net assets, and cash flows (if the financial statements are required to include a statement of cash flows) of the registrant as of, and for, the periods presented in this report;


4. The registrant's other certifying officers and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in rule 30a-2(c) under the Investment Company Act) for the registrant and have:


a) designed such disclosure controls and procedures to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;


b) evaluated the effectiveness of the registrant's disclosure controls and procedures as of a date within 90 days prior to the filing date of this report (the "Evaluation Date"); and


c) presented in this report our conclusions about the effectiveness of the disclosure controls and procedures based on our evaluation as of the Evaluation Date;


5. The registrant's other certifying officers and I have disclosed, based on our most recent evaluation, to the registrant's auditors and the audit committee of the registrant's board of directors (or persons performing the equivalent functions):


a) all significant deficiencies in the design or operation of internal controls which could adversely affect the registrant's ability to record, process, summarize, and report financial data and have identified for the registrant's auditors any material weaknesses in internal controls; and


b) any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant's internal controls; and


6. The registrant's other certifying officers and I have indicated in this report whether or not there were significant changes in internal controls or in other factors that could significantly affect internal controls subsequent to the date of our most recent evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.


Date: January 24, 2003                      /s/ J. Kevin Connaughton
                                                J. Kevin Connaughton, Treasurer